UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 8, 2024 (November 6, 2024)

Hilton Grand Vacations Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37794	81-2545345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 MetroWest Boulevard, Suite 180 Orlando, Florida	32835
(Address of principal executive offices)	(Zip Code)

(407) 613-3100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HGV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 6, 2024, Hilton Grand Vacations Inc., a Delaware corporation (“HGV”) entered into the Second Amended and Restated License Agreement (the “Amended License Agreement”) with Hilton Worldwide Holdings Inc. (“Hilton”). The Amended License Agreement amends, restates and supersedes the First Amended and Restated License Agreement, dated as of March 10, 2021, between HGV and Hilton (the “First Amended License Agreement”), as amended by the First Amendment thereto, dated as of April 4, 2022 (the “First Amendment”), the Second Amendment thereto, dated as of November 5, 2023 (the “Second Amendment”), and the Third Amendment thereto, dated as of January 16, 2024 (the “Third Amendment,” and together with the First Amended License Agreement, the First Amendment, and the Second Amendment, the “Current License Agreement”).

The Amended License Agreement, which incorporates and reflects the amendments agreed to by the parties pursuant to the First Amendment, the Second Amendment and the Third Amendment, includes additional amendments relating to, among other things, HGV’s continued integration of its January 2024 acquisition of Bluegreen Vacations Holding Corporation (“Bluegreen”). Such amendments are similar in scope to those previously agreed to by the parties in connection with HGV’s integration of its previously consummated acquisition of Diamond Resorts International, Inc., and include the following:

•	rebranding plan of the Bluegreen properties to the HGV brands;

•	escalated royalty fee if the applicable target room conversion is not achieved, which is subject to reverting back to the original royalty fee if HGV catches up in subsequent years; and

•	certain matters related to Bluegreen’s marketing arrangement with Choice Hotels International, Inc., which HGV assumed in connection with the Bluegreen acquisition.

The Amended License Agreement includes the parties’ acknowledgement that it incorporates and reflects in full their understanding and agreement that are set forth in the First Amendment, the Second Amendment and the Third Amendment, and that the condition and requirement related to the Choice Amendment (as defined in the Third Amendment) has been fully satisfied by HGV.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended License Agreement filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Second Amended and Restated License Agreement, dated as of November 6, 2024, by and between Hilton Worldwide Holdings Inc. and Hilton Grand Vacations Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON GRAND VACATIONS INC.

By:	/s/ Charles R. Corbin
Charles R. Corbin
Executive Vice President, General Counsel and Secretary

Date: November 8, 2024